                                                                    EXHIBIT 99.2

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                     TO ACCOMPANY CERTIFICATES REPRESENTING
                           SHARES OF COMMON STOCK OF
                            PRINTCAFE SOFTWARE, INC.
                     IN CONNECTION WITH THE ACQUISITION BY
                         ELECTRONICS FOR IMAGING, INC.
                                       OF
                            PRINTCAFE SOFTWARE, INC.

                                EXCHANGE AGENT:
                              If By Hand Delivery:
                        American Stock Transfer & Trust
                           40 Wall Street, 46th Floor
                            New York, New York 10005

                        If By Mail or Overnight Courier:
                        American Stock Transfer & Trust
                         6201 15th Avenue, Third Floor
                            Brooklyn, New York 11219

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

     This form of election and letter of transmittal, the Printcafe Software, Inc. common stock certificates and any other required documents (collectively, the "Exchange Materials") should be sent by each holder of Printcafe common stock to the Exchange Agent so that the Exchange Materials are received by the
Exchange Agent at or prior to 5:00 p.m. (Eastern Time) on           , 2003 (the
"Delivery Deadline"). Delivery of the Exchange Materials (or any part of them) to an address other than as set forth above will not constitute valid delivery. Copies of the merger agreement, this form of election and letter of transmittal and the proxy statement-prospectus previously provided to stockholders of Printcafe may be requested from the Exchange Agent at the addresses shown above. If you have any questions regarding this letter of transmittal, please call the customer service department of American Stock Transfer & Trust at (800) 937-5449.

Ladies and Gentlemen:

     The undersigned hereby transfers the certificates representing shares of common stock, par value $0.0001 per share (the "Printcafe Common Stock"), of Printcafe Software, Inc., a Delaware corporation ("Printcafe"), subject to completion of the merger, identified in Column 1 of Box A below, with the request that:

     - the number of shares of Printcafe Common Stock listed in Column 3 of Box A be converted into shares of common stock, par value $.01 per share (the "EFI Common Stock"), of Electronics for Imaging, Inc., a Delaware corporation ("EFI"), at the exchange ratio provided in the Agreement and Plan of Merger, dated as of February 26, 2002 (the "Merger Agreement"), by and among EFI, Strategic Value Engineering, Inc. and Printcafe; and

     - the number of shares of Printcafe Common Stock listed in Column 4 of Box A be converted into $2.60 in cash (without interest and net of any required withholding) per share.

     The undersigned represents and warrants that the undersigned has full power and authority to surrender the Printcafe Common Stock certificate(s) surrendered herewith, free and clear of any liens, claims, charges or encumbrances whatsoever. The undersigned understands and acknowledges that the method of delivery of the certificate(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such certificate(s) shall pass only after the Exchange Agent has actually received the certificate(s). All questions as to the validity, form and eligibility of any election and surrender of certificate(s) hereunder shall be determined by the Exchange Agent, and such determination shall be final and binding. Upon request, the undersigned shall execute and deliver all additional documents deemed by the Exchange Agent to be necessary to complete the conversion, cancellation and retirement of the shares of Printcafe Common Stock delivered herewith. No authority hereby conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     The undersigned understands that EFI will pay to each former stockholder of Printcafe who otherwise would be entitled to receive a fractional share of EFI Common Stock an amount in cash in lieu of any fractional share. Unless otherwise indicated in Box B entitled "Special Issuance and Payment Instructions," any check for cash in lieu of a fractional share, any check for shares of Printcafe Common Stock converted into cash, and any certificate for EFI Common Stock will be issued in the name of the registered holder(s) of the shares of Printcafe Common Stock appearing below. Similarly, unless otherwise indicated in Box C entitled "Special Delivery Instructions," any check for cash in lieu of a fractional share, any check for shares of Printcafe Common Stock converted into cash, and any certificate for EFI Common Stock will be mailed to the registered holder(s) of the shares of Printcafe Common Stock at the addresses of the registered holder(s) appearing below under Box A, entitled "Election and Description of Shares Deposited." In the event that Box B, entitled, "Special Issuance and Payment Instructions" and Box C entitled "Special Delivery Instructions" both are completed, any check for cash in lieu of a fractional share, any check for shares of Printcafe Common Stock converted into cash, and any certificates for EFI Common Stock will be issued in the name(s) of the person(s), and such check and such certificate(s) will be mailed to the address(es), indicated.

BOX A: ELECTION AND DESCRIPTION OF SHARES DEPOSITED

     Name and address of the holder of record as shown on the records of Printcafe certificates deposited and election

-------------------------------------------------------------------------------------------------------------------------
          COLUMN 1                      COLUMN 2                      COLUMN 3                       COLUMN 4
-------------------------------------------------------------------------------------------------------------------------
                                      SHARES TO BE          SHARES TO BE CONVERTED INTO   TOTAL SHARES REPRESENTED BY THE
     CERTIFICATE NUMBER           CONVERTED INTO CASH        SHARES OF EFI COMMON STOCK       APPLICABLE CERTIFICATE
-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------------

(ATTACH SEPARATE SCHEDULE IF NECESSARY)

     No holder of shares of Printcafe Common Stock may elect to have a fraction of a share converted into shares of EFI common stock. All elections must be made with respect to whole shares only.

BOX B:  SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

     To be completed only if the check for Printcafe Common Stock converted to cash, cash in lieu of a fractional share, and/or the certificate(s) for EFI Common Stock are to be paid or issued in the name of someone other than the person(s) in whose name(s) the certificate(s) representing the shares of Printcafe Common Stock listed in this Letter of Transmittal are registered. (Unless otherwise indicated in Box C, the check and/or certificate(s) will be mailed to the address indicated in this Box B.) Issue check for Printcafe

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Common Stock converted to cash, cash in lieu of a fractional share and/ or certificate(s) for EFI Common Stock to (please print):

Name:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (Include zip code)

Taxpayer Identification or Social Security No.:
---------------------------------------------------------------
                                              (See Substitute Form W-9)

BOX C:  SPECIAL DELIVERY INSTRUCTIONS (CHANGE OF ADDRESS)

     To be completed only if the following are to be mailed to an address other than that indicated in Box A or Box B: (i) the check for Printcafe Common Stock converted to cash; (ii) the check for cash in lieu of a fractional share and/or
(iii) the certificate(s) representing any EFI Common Stock issued for any shares of Printcafe Common Stock listed in this Letter of Transmittal. Mail check and/or certificate(s) for EFI Common Stock to (please print):

Name:
--------------------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Taxpayer Identification or Social Security No.:
                                     -------------------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

     The undersigned understands and agrees that the acceptance and delivery of any Letters of Transmittal by or to the Exchange Agent will not of itself create any right to receive cash or EFI Common Stock in exchange for the shares of Printcafe Common Stock listed in this Letter of Transmittal, and that such right will arise only to the extent provided in the Merger Agreement. SIGN HERE (COMPLETE SUBSTITUTE FORM W-9 BELOW)

Signature(s) of Owner(s)
                     -----------------------------------------------------------

Name(s) (please print):
                    ------------------------------------------------------------

                    ------------------------------------------------------------
                                       CAPACITY (FULL TITLE)

Address:
       -------------------------------------------------------------------------
                                  (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                             ---------------------------------------------------

Tax Identification or Social Security Number:
                                     -------------------------------------------
                                              (SEE SUBSTITUTE FORM W-9)

Dated: ------------------------------ , 2003

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by an agent, attorney, administrator, executor, guardian, trustee, officer of a corporation or any other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTION 4)

            FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.

AUTHORIZED SIGNATURE(S)
--------------------------------------------------------------------------------

NAME
--------------------------------------------------------------------------------

NAME OF FIRM
--------------------------------------------------------------------------------

ADDRESS
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
AREA CODE AND TELEPHONE NUMBER
----------------------------------------------------------------------------

DATED
--------------------------------------------------------------------------------

NOTE: A Guarantee of Signature is required only if checks in payment of any cash and/or new certificates of EFI Common Stock are to be payable to the order of and/or registered in names other than on the surrendered certificates.

              INSTRUCTIONS FOR COMPLETION OF LETTER OF TRANSMITTAL

     This Letter of Transmittal should be properly filled in, dated, signed and delivered, together with the certificate(s) representing the shares of Printcafe Common Stock currently held by you, to the Exchange Agent. Please read and carefully follow the instructions regarding completion of this Letter of Transmittal set forth below.

1.  EXECUTION AND DELIVERY

     This Letter of Transmittal, or a photocopy of it, should be properly completed, dated and signed, and should be delivered, together with the certificate(s) representing your Printcafe Common Stock, to the Exchange Agent at the appropriate address set forth on the cover page of this Letter of Transmittal before the Delivery Deadline. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, AND THE CERTIFICATE(S) FOR SHARES OF PRINTCAFE COMMON STOCK IS AT THE OPTION AND RISK OF THE STOCKHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. EXCEPT AS OTHERWISE PROVIDED, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

2.  SIGNATURES

     The signature (or signatures, in the case of certificate(s) owned by two or more joint holders) on this Letter of Transmittal must correspond exactly to the name(s) on the face of the certificate(s) sent to the Exchange Agent, unless the shares of Printcafe Common Stock represented by the certificate(s) have been transferred by the holder(s) of record. If there has been any such transfer, the signature(s) on the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the accompanying stock powers attached to or endorsed on the certificate(s) (see Instruction 4 below). If shares of Printcafe Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit a separate Letter of Transmittal for each different registration of certificates. For example, if some certificates are registered solely in your name, some are registered solely in your spouse's name and some are registered jointly in the name of you and your spouse, three separate Letters of Transmittal should be submitted.

3.  CHECKS AND/OR CERTIFICATES IN SAME NAME

     If checks in payment of any cash and/or any new certificates for shares of EFI Common Stock are to be payable to the order of and/or registered in exactly the same name on the surrendered certificate(s), you will not be required to endorse the surrendered certificate(s) or have your signature guaranteed. For corrections in name or changes in name not involving changes in ownership, see Instruction 4(c) below.

4.  CHECKS AND/OR CERTIFICATES IN DIFFERENT NAMES

     If checks in payment of any cash and/or any new certificates for shares of EFI Common Stock are to be payable to the order and/or registered in a different name from the name on the surrendered certificate(s), or delivered to a different address, please follow these instructions:

          (a) Registered Holders. If the registered holder of certificate(s) signs the Letter of Transmittal, the registered holder should complete Box B and/or Box C and have signature(s) guaranteed on this Letter of Transmittal. No endorsements or signature guarantees on certificate(s) or stock powers are required in this case.

          (b) Transferees. If the Letter of Transmittal is signed by a person other than the registered holder, the certificate(s) surrendered must be properly endorsed or accompanied by appropriate stock power(s) properly executed by the record holder of such certificate(s) to the person who is to receive the check or certificate representing EFI Common Stock. The signature of the record holder on the endorsement(s) or stock power(s) must correspond with the name that appears on the face of the certificate(s) in every

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

     particular and must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing an "Eligible Institution"). If this Instruction 4(b) applies, please check with your financial institution or brokerage firm immediately to determine whether it is an Eligible Institution or will need to help you locate an Eligible Institution.

          (c) Correction of or Change in Name. For a correction in name which does not involve a change in ownership, the surrendered certificate(s) should be appropriately endorsed: for example, "John A. Doe, incorrectly inscribed as John B. Doe," with the signature guaranteed by an Eligible Institution. For a change in name by marriage, etc., the surrendered certificate(s) should be appropriately endorsed: for example, "Mary Doe, now by marriage Mary Jones," with the signature guaranteed by an Eligible Institution.

5.  SUPPORTING EVIDENCE

     If any Letter of Transmittal, certificate, endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Letter of Transmittal, surrendered certificate(s) and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the certificate(s). Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

6.  NOTICE OF DEFECTS; RESOLUTIONS OF DISPUTES

     Neither EFI nor the Exchange Agent will be under any obligation to notify you that the Exchange Agent has not received a properly completed letter of transmittal or that the letter of transmittal submitted is defective in any way. Any and all disputes with respect to Letters of Transmittal (including, but not limited to, matters relating to time limits and defects or irregularities in the surrender of any certificate) will be resolved by the Exchange Agent and its decision will be final and binding on all parties concerned. The Exchange Agent will have the absolute right, in its sole discretion, to reject any and all Letters of Transmittal and surrenders of certificates which are deemed by it to be not in proper form or to waive any immaterial irregularities in any Letter of Transmittal or in the surrender of any certificate. Surrenders of certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

7.  FEDERAL TAX WITHHOLDING/SUBSTITUTE FORM W-9

     Federal income tax law requires each stockholder to provide the Exchange Agent with his/her current Taxpayer Identification Number ("TIN") on a Substitute Form W-9 set forth below. If such stockholder is an individual, the TIN is his/her social security number. If the Exchange Agent is not provided with the correct TIN, the stockholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, reportable payments that are made to such stockholder or other payee who has not provided a correct TIN may be subject to 31% backup withholding. Certain persons (including, among others, tax-exempt organizations and certain foreign persons) are not subject to these backup withholding requirements. In order for a foreign person to qualify as an exempt recipient, that person must submit to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payment made to the payee. Backup withholding is not an additional tax. Rather, any amount of tax withheld will be credited against the tax liability of the person subject to the withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. If you have not been issued a TIN, but have applied for a TIN or intend to apply for a TIN in the near future, write "Applied For" in the space for the TIN in Part I of the Substitute Form W-9 and also complete the Certificate of Awaiting Taxpayer Identification Number. If the

Exchange Agent is not provided with a TIN by the time of payment, 31% of all reportable payments made to you will be withheld. You are required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the record owner of the Printcafe shares. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

8.  SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

     Any checks representing cash consideration and any certificates representing EFI Common Stock will be mailed to the address of the holder of record as indicated in Box A, or to the person identified in Box B (if completed), unless instructions to the contrary are given in Box C.

9.  LOST STOCK CERTIFICATES

     If you are unable to locate the certificates representing your shares of Printcafe Common Stock, contact the Exchange Agent at the address provided in the Letter of Transmittal. The Exchange Agent will instruct you on the procedures to follow.

10.  OPTIONS

     The aggregate percentage cash elected and the aggregate percentage stock elected in Box A shall apply to all shares acquired as a result of exercise of options between the Delivery Deadline and the effective time of the merger.

11.  MISCELLANEOUS

     As soon as practicable following the merger, the Exchange Agent will begin mailing and delivering checks and share certificates for EFI Common Stock in exchange for certificates that have been received by the Exchange Agent. There will be a delay, however, if backup withholding pursuant to Instruction 7 applies.

--------------------------------------------------------------------------------


                  PAYOR'S NAME:  ELECTRONICS FOR IMAGING, INC.

--------------------------------------------------------------------------------


  SUBSTITUTE                                 NAME:
  FORM W-9                                   ------------------------------------------------------------
                                             ADDRESS:
                                             ------------------------------------------------------------
                                             CHECK APPROPRIATE SPACE:
                                             Individual/Sole Proprietor -----  Corporation
                                             ------  Partnership ------
                                             Other (specify) --------------------  Exempt from Backup
                                             Withholding

                                             ----------------------------------------------------------------------
  DEPARTMENT OF THE TREASURY                 PART 1 -- PLEASE PROVIDE YOUR TIN    Social Security number (or
  INTERNAL REVENUE SERVICE                   IN THE BOX AT RIGHT AND CERTIFY      Individual
                                             BY SIGNING AND DATING BELOW          Taxpayer Identification Number)
                                                                                  (If awaiting TIN, write "Applied
                                                                                  For")

                                                                                  ---------------------------------
                                                                                                 or

                                                                                  Employer identification number
                                                                                  (If awaiting TIN, write "Applied
                                                                                  For")

                                                                                  ---------------------------------

                                             ------------------------------------------------------------
  PAYOR'S REQUEST FOR TAXPAYER               PART 2 -- CERTIFICATION -- UNDER PENALTIES OF PERJURY, I
  IDENTIFICATION NUMBER (TIN)                CERTIFY THAT:
                                             (1) The number shown on this form is my correct Taxpayer
                                             Identification Number (or I am waiting for a number to be
                                                 issued to me), and



                                             (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or (b) I have not been
                                                 notified by the Internal Revenue Service ("IRS") that I
                                                 am subject to backup withholding as a result of failure
                                                 to report all interest or dividends, or (c) the IRS has
                                                 notified me that I am no longer subject to backup
                                                 withholding, and



                                             (3) I am a U.S. person (including a U.S. resident alien).

--------------------------------------------------------------------------------

Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE _______________________________________  DATE ________________ , 2003


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF ANY PAYMENTS MADE TO YOU PURSUANT TO OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU INDICATED IN PART 1
                          THAT YOU ARE AWAITING A TIN.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the Payment Date the withholding amount will be remitted to the IRS.

SIGNATURE  __________________________________________________   DATE ___________